DIAMONDS® Trust, Series 1
(A Unit Investment Trust)

SUPPLEMENT DATED NOVEMBER 22, 2006
TO PROSPECTUS DATED FEBRUARY 28, 2006

This Supplement dated November 22, 2006 modifies the prospectus for the DIAMONDS Trust, Series 1 (the ‘‘Trust’’) dated February 28, 2006 and all other supplements thereto.

The Trustee has changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to cash held for the benefit of the Trust is credited against the Trustee’s Fee. In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee will apply incremental cash balance credits of approximately $375,000 (or less than $0.0003 per share per day, assuming 53 million shares outstanding) against its base fee. Such incremental credit will be calculated and applied on a daily basis for such period.